Exhibit 99.B
2008 Guidance Conference Call January 24, 2008

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, changes in reserve estimates based upon internal and third party reserve analyses; our ability to meet production volume targets in our Exploration and Production segment; our ability to obtain necessary governmental approvals for proposed pipeline and E&P projects and our ability to successfully construct and operate such projects; the risks associated with recontracting of transportation commitments by our pipelines; regulatory uncertainties associated with pipeline rate cases; actions by the credit rating agencies; the successful close of our financing transactions; our ability to close our announced asset sales on a timely basis; changes in commodity prices and basis differentials for oil, natural gas, and power; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis or at all; general economic and weather conditions in geographic regions or markets served by the company and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; competition; and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures as defined in the SEC's Regulation G. More information on these non-GAAP financial measures, including EBITDA and E&P cash costs, and the required reconciliations under Regulation G are set forth in the Appendix to this presentation.

Significant Value Creation in 2007 Pipelines had another outstanding year EBIT at high end or above target range 6 expansions placed in service E&P hit its targets Production up 8%; unit LOE down 7% Sharp improvement with high grading Brazil exploration success provides visible growth ANR sale restored financial strength and flexibility Successful MLP IPO creates new opportunities Better valuation Improved competitive position Lower-cost source of capital Significant momentum entering 2008

Continue Building Shareholder Value Pipelines executing $3 billion committed inventory 5-year EBIT growth rate now 6%-8% Will increase with pending projects MLP will continue to enhance shareholder value E&P has 8% - 12% multi-year production growth Faster growing, more profitable and predictable Excess cash flow targeted to best option for shareholders Excellent outlook for both businesses

9 a meaningful company doing meaningful work delivering meaningful results Financial Review

2007 Financial Accomplishments Fifth year of improved profitability Reduced debt by more than $2.5 billion Interest expense down 22% Pipelines back to investment grade Very important given expansion profile Successful IPO of El Paso Pipeline Partners Updated/expanded credit facilities Repurchased/refinanced > $5 billion debt

Assumptions for 2008 Plan E&P domestic assets assumed sold on March 31, 2008 $7.50/MMBtu Henry Hub 95% realization before hedges $70.00/Bbl WTI 92% realization before hedges

2008 Natural Gas and Oil Hedge Positions 2.8 MMBbls $89.58 fixed price 0.9 MMBbls $57.03 ceiling/ $55.00 floor Balance at Market Price Ceiling Floors 3.7 MMBbls Average cap $81.44/Bbl 3.7 MMBbls Average floor $80.94/Bbl - Positions as of January 15, 2008 Note: See full Production-Related Derivative Schedule in Appendix 2008 Gas 2008 Oil 141 TBtu Average cap $10.05/MMBtu 108 TBtu $8.00 floor/ $10.80 ceiling 33 TBtu $7.65 fixed price 141 TBtu Average floor $7.92/MMBtu Ceiling Floors

2008 Capital Program Maintenance Growth Total $ 430 1,180 $ 1,610 $ 1,150 500 $ 1,650 $ 1,680 1,680 $ 3,360 Pipelines E&P Total $ Millions Growth capital 50% of total Corporate $100* 0 $100 *Includes building renovation of $85 million

2008 Core Earnings and Cash Flow Net income from continuing operations Non-cash adjustments DD&A Non-cash taxes Working capital changes & other Operating cash Dividends Maintenance capital Discretionary cash Growth capital Asset sales: E&P, Power, Other Cash impact $760-$835* $ 1,320 380-420 (395)-(295) $2,065-$2,280 $150 1,680 $235-$450 1,680 1,100-1,300 $(345)-$70 $1.00-$1.10 EPS ($ Millions, Except EPS) *Assumed approximate tax rate of 34.5% and interest expense of approx $930 MM

Pipeline Business Unit 21 a meaningful company doing meaningful work delivering meaningful results

2007 Accomplishments Pipelines Adding Value EBIT at high end or above target range (after 28% increase in 2006) Six projects ($560 MM) placed in service Five new committed projects ($440 MM) Agreement to acquire 50% Gulf LNG Fully contracted; 2011 in-service; $1.1 billion capex Committed inventory grew from $2.2 billion to $3 billion

CIG High Plains Pipeline $196 MM October 2008 900 MMcf/d TGP Carthage Expansion $39 MM April 2009 100 MMcf/d TGP Essex-Middlesex $76 MM Nov 2008 82 MMcf/d SNG South System III/ SESH Phase II $286 MM/ $33 MM 2010 - 2012 375 MMcf/d/ 360MMcfd SNG Elba Expansion III & Elba Express $1.1 Billion 2010-2013 8.4 Bcf / 1,115 MMcfd SNG Cypress Phase II & III $19 MM/$82 MM May 2008/ Jan 2011 116 MMcf/d/ 164 MMcf/d CIG Totem Storage $120 MM July 2009 200 MMcf/d WIC Piceance Lateral $62 MM 4Q 2009 200 MMcf/d SNG SESH -Phase I $137 MM Jun 2008 140 MMcf/d El Paso Pipeline El Paso Pipeline Partners, LP TGP Concord $21 MM Nov 2009 30 MMcf/d SNG Gulf LNG $1.1 Billion Oct 2011 1.4 Bcf/d CP Coral Expansion $23 MM July 2008 70 MMcf/d Growth Backlog now $3 Billion WIC Kanda Lateral $189 MM January 2008 400 MMcf/d WIC Medicine Bow Expansion $32 MM July 2008 330 MMcf/d

Backlog Projects' In-service Schedule

$ Millions

2008	2009	2010	2011	2012 & Beyond
WIC Kanda Lateral Cheyenne Plains - Coral TGP Essex/ Middlesex CIG High Plains (50%) WIC Medicine Bow SNG Cypress Phase II SNG SESH Phase I	TGP Carthage TGP Concord Lateral Expansion CIG Totem Storage (50%) WIC Piceance Lateral Expansion	Elba III & Elba Express -Phase A SNG South System 2010 SNG SESH Phase II	Gulf LNG (50%) SNG South System 2011 SNG Cypress III	Elba III & Elba Express - Phase B SNG South System 2012
$575	**$185**	**$985**	**$925**	**$340**

Note: $ in each column represents total costs for each project, shown in the year placed in service. (Actual capital spend over multiple years)

elpaso 14

Large Projects Under Development Potential $6 billion - $7 billion capex (100%) Estimate $3+ billion El Paso's share Not Included in Backlog Ruby Project $2 billion (100%) 1.2 Bcf/d Capacity 2011 In-service PA with PGE for 375 MMcf/d Joint ownership with PGE Also discussions with Bear Energy Northeast Passage $2.3 billion (100%) 1.1 Bcf/d Capacity 2011 In-service Joint development with Equitable FGT Phase VIII Expansion $2 billion (100%) 0.8 Bcf/d Capacity 2011 In-service Open season now

Pipeline Group Key 2008 Metrics EBIT before minority interest Minority interest Reported EBIT Depreciation EBITDA Adjusted EBITDA* $1,280-$1,330 $(30) $1,250-$1,300 $400 $1,650-$1,700 $1,775-$1,825 *Adjusted to reflect proportionate share of Citrus $ Millions

Pipeline Group - Raising The Bar 2007 EBIT guidance New EBIT guidance* Even higher with success on large projects 4% - 6% 6% - 8% Best pipeline franchise Superior growth & returns *CAGR 2007 - 2012

Exploration & Production 35 a meaningful company doing meaningful work delivering meaningful results

E&P Delivered on its 2007 Goals Goal Results 862 MMcfe/d $1.88/Mcfe $1.7 billion (plus $0.9 billion for Peoples acquisition) Meet/exceed high end excluding Peoples acquisition 800-860 MMcfe/d production1 $1.68-$2.00/Mcfe cash costs2 $1.7 billion capital 1%-5% reserve growth 1Includes our proportionate share of Four Star Oil and Gas volumes 2Cash costs include direct lifting costs; production taxes, and administration expenses and other taxes

E&P Delivered on its 2007 Goals Goal Results Grew staff count by 10% Discoveries at Pinauna & Bia Egypt concession; office opened Peoples acquisition completed Asset sales progressing Improve organizational capacity Exploration success High grading portfolio

Divestiture Update Domestic 191 Bcfe of Onshore & TGC assets to be sold for $517 MM Negotiating sale of GOM properties Goal to close divestitures by March 31 Brazil Active sales process for up to 50% non-working interest in Pinauna Decision likely by March 31

High Grading: What it Means U.S. Asset Sales Peoples Acquisition Impact on 2008 ~300 85 $1.40 Reserves 1/1/2008 2008 production (MMcfe/d) Direct Lifting Costs ($/Mcfe) Reserve neutral Production improvement $0.05-$0.10/Mcfe improvement ~300 90 $0.50 Other benefits: Geographic concentration Resource inventory grows by ~450 locations Eliminates > $50 MM plug and abandonment liability

2008 Key Metrics Production (MMcfe/d) Cash Costs2 ($/Mcfe) EBITDA ($MM) DD&A ($/Mcfe) 870 - 9301 $1.75 - $1.90 $1,700 - $1,900 $2.80 - $3.20 1Includes our proportionate share of Four Star Oil and Gas volumes 2Includes direct lifting costs, production taxes, administrative expenses and other taxes Metric Target

$1.7 Billion Capital Program in 2008 Increased capital development for recent acquisitions Onshore up 15% South Texas up 30% Decreased capital in GOM/SLA Down 15% International up 25% Pinauna & Bia developments Egypt exploration Total = $1.7 billion Texas Gulf Coast GOM/S. Lousiana Onshore International 385 230 580 345 Texas Gulf Coast 25% International 21% Onshore 38% GOM/SLA 16% 2008 Capital by Division Note: Percent change excludes acquisitions

Majority of Capital Program is Low Risk High Med Low PC > 80% Low Risk Domestic Development and Pinauna & Bia Development Risk 2008P Gross Wells Drilled % of Drilling Capital 20-25 25-30 530-545 14% 17% 69% PC < 40% High Impact Exploration PC 40%-80% Medium Risk Development and Exploration 575-600

E&P Profitability Has Grown Faster Than Peers 2006 2007E 2008E EP Peers 6.07 5.49 5.59 EP 4.82 5.83 5.91 Peer Average El Paso Peer group: APA, APC, CHK, DVN, EOG, FST, NBL, NFX, PXD, XEC, XTO Actual results from Peer company reports for 2006 and thru Q3 2007; Credit Suisse 2008E *EBITDA excludes exploration and dry hole expense for successful efforts companies $6.07 $4.82 $5.49 $5.83 $5.75- $6.00 $5.59 EBITDA*/Mcfe, Including Hedging

E&P Production Solid Growth Trajectory Through 2010 1 Excludes volumes from domestic assets being sold; assumes full year of Peoples 2 Assumes 30 MMcfe/d annualized contributed by the divestiture assets prior to closing 2007E 2007E Pro Forma 2008 2009 2010 EP 859 790 870 957 1053 862 798 870-930 MMcfe/d 1 2 8%-12% CAGR

E&P Summary Successfully delivered on 2007 objectives Achieved production growth and cost targets High grading portfolio to improve overall performance Established significant capital program in 2008 $1.7 billion with majority focused Onshore, low risk programs Brazil capital shifts to two high-impact developments Improved visibility to long term growth Expect 8%-12% CAGR of production long term Continued improvement in cost structure E&P moving towards top-tier performance

Upcoming Events February: Proved reserves and non-proved resources February 26: 4Q earnings - EP and EPB April 16: Analyst Meeting - EP and EPB New York

Visible Long-Term Growth Significant momentum going into 2008 Pipelines working to expand $3 billion inventory E&P faster growing, more profitable, more focused post high grading Committed to grow El Paso Pipeline Partners Visible multi-year growth for both businesses Pipelines 6%-8% EBIT growth E&P 8%-12% production growth

2008 Guidance Conference Call January 24, 2008

Appendix

Disclosure of Non-GAAP Financial Measures The SEC's Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are provided herein. El Paso uses the non-GAAP financial measure "earnings before interest expense and income taxes" or "EBIT" to assess the operating results and effectiveness of the company and its business segments. The company defines EBIT as net income (loss) adjusted for (i) items that do not impact its income (loss) from continuing operations, such as extraordinary items, discontinued operations, and the impact of accounting changes; (ii) income taxes; (iii) interest and debt expense; and (iv) distributions on preferred interests of consolidated subsidiaries. The company excludes interest and debt expense and distributions on preferred interests of consolidated subsidiaries so that investors may evaluate the company's operating results without regard to its financing methods or capital structure. EBITDA is defined as EBIT plus depreciation, depletion, and amortization. El Paso's business operations consist of both consolidated businesses as well as substantial investments in unconsolidated affiliates. As a result, the company believes that EBIT and EBITDA, which include the results of both these consolidated and unconsolidated operations, is useful to its investors because it allows them to evaluate more effectively the performance of all of El Paso's businesses and investments. Per Unit total Cash Expenses, or Cash Cost (per Mcfe) equal total operating expenses less DD&A and other non-cash charges divided by total consolidated production. Operating Cash, Cash available for Debt Reduction, and Discretionary Cash are key measures to indicate the on-going potential cash generating capability of the company. It is an important measure because it adjusts for various items the company does not expect to be repeated in the future. El Paso defines Resource Potential as subsurface volumes of oil and natural gas the company believes may be present and eventually recoverable. The company utilizes a net, geologic risk mean to represent this estimated ultimate recoverable amount. El Paso believes that the non-GAAP financial measures described above are also useful to investors because these measurements are used by many companies in the industry as a measurement of operating and financial performance and are commonly employed by financial analysts and others to evaluate the operating and financial performance of the company and its business segments and to compare the operating and financial performance of the company and its business segments with the performance of other companies within the industry. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used as a substitute for net income, earnings per share or other GAAP measurements.

EBIT/EBITDA Summary Pipelines Exploration & Production Corp. & Other $1,250-$1,300 755-1,020 (35) EBIT EBITDA 2008 $1,650-$1,700 1,700-1,900 (20) $ Millions Adjusted pipeline EBITDA: $1,775 - $1,825* *Adjusted for 50% interest of Citrus EBITDA

Sensitivity Analysis Change EBITDA EPS $ Millions, Except EPS - $10 $(7) $(.01) + $10 $9 $.01 Low $ (113) $ (0.10) High $ 169 $ 0.15 Gas Oil Total - $1 $(106) $(.09 ) + $1 $160 $.14

Production-Related Derivative Schedule Note: Positions are as of January 15, 2008 (contract months: January 2008-forward)

Modest 2008 Debt Maturities Pipeline Company Holding Company Other Total 3Q 1Q 2Q 4Q Total - 77 3 80 $ Millions - 137 3 140 34 70 3 107 - - 4 4 34 284 13 331

Reconciliation of Citrus EBITDA Citrus equity earnings 50% Citrus DD&A 50% Citrus interest 50% Citrus taxes Other* 50% Citrus EBITDA El Paso Pipeline EBITDA Add: 50% Citrus EBITDA Less: Citrus equity earnings Adjusted Pipeline EBITDA Citrus debt at December 31, 2007 (50%) $ Millions 2008E *Other represents the excess purchase price amortization and differences between the estimated and actual equity earnings on El Paso's investment $62 53 40 35 (3) $1,650-1,700 187 62 $1,775-1,825 $187 $551

Non - GAAP Reconciliation 2008 EBIT & EBITDA $ Millions, Except EPS EBITDA Less: DD&A EBIT Less: Interest Less: Taxes Net Income EPS 3,410-3,525 1,320 2,090-2,205 930 400-440 760-835 $1.00-$1.10